Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, J. Bryan Baker, certify that:

(1)           I have reviewed this annual report on Form 10-K/A of FirstCity Financial Corporation; and

(2)                                 Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2012

/s/ J. BRYAN BAKER
J. Bryan Baker
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)